                                                                      Exhibit 24


                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock (and rights affixed thereto) or other securities to be issued by the Company in connection with the stock option plan(s) of Lexington Global Asset Managers, Inc. and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10/th/ day of February, 2000.



                                         /s/ John G. Turner
                                      ------------------------------------------
                                         John G. Turner

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock (and rights affixed thereto) or other securities to be issued by the Company in connection with the stock option plan(s) of Lexington Global Asset Managers, Inc. and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10/th/ day of February, 2000.



                                           /s/ Robert C. Salipante
                                      ------------------------------------------
                                           Robert C. Salipante

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock (and rights affixed thereto) or other securities to be issued by the Company in connection with the stock option plan(s) of Lexington Global Asset Managers, Inc. and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10/th/ day of February, 2000.



                                           /s/ Chris D. Schreier
                                      ------------------------------------------
                                           Chris D. Schreier

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock (and rights affixed thereto) or other securities to be issued by the Company in connection with the stock option plan(s) of Lexington Global Asset Managers, Inc. and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10/th/ day of February, 2000.



                                           /s/ James R. Miller
                                      ------------------------------------------
                                           James R. Miller

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock (and rights affixed thereto) or other securities to be issued by the Company in connection with the stock option plan(s) of Lexington Global Asset Managers, Inc. and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10/th/ day of February, 2000.



                                           /s/ Carolyn H. Baldwin
                                      ------------------------------------------
                                           Carolyn H. Baldwin

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock (and rights affixed thereto) or other securities to be issued by the Company in connection with the stock option plan(s) of Lexington Global Asset Managers, Inc. and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10/th/ day of February, 2000.



                                           /s/ David C. Cox
                                      ------------------------------------------
                                           David C. Cox

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock (and rights affixed thereto) or other securities to be issued by the Company in connection with the stock option plan(s) of Lexington Global Asset Managers, Inc. and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10/th/ day of February, 2000.



                                           /s/ Richard U. De Schutter
                                      ------------------------------------------
                                           Richard U. De Schutter

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock (and rights affixed thereto) or other securities to be issued by the Company in connection with the stock option plan(s) of Lexington Global Asset Managers, Inc. and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10/th/ day of February, 2000.



                                           /s/ Luella Gross Goldberg
                                      ------------------------------------------
                                           Luella Gross Goldberg

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock (and rights affixed thereto) or other securities to be issued by the Company in connection with the stock option plan(s) of Lexington Global Asset Managers, Inc. and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10/th/ day of February, 2000.



                                           /s/ William A. Hodder
                                      ------------------------------------------
                                           William A. Hodder

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock (and rights affixed thereto) or other securities to be issued by the Company in connection with the stock option plan(s) of Lexington Global Asset Managers, Inc. and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10/th/ day of February, 2000.



                                           /s/ Randy C. James
                                      ------------------------------------------
                                           Randy C. James

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock (and rights affixed thereto) or other securities to be issued by the Company in connection with the stock option plan(s) of Lexington Global Asset Managers, Inc. and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10/th/ day of February, 2000.



                                           /s/ Richard L. Knowlton
                                      ------------------------------------------
                                           Richard L. Knowlton

                           RELIASTAR FINANCIAL CORP.

                               Power of Attorney
                            of Director and Officer


     The undersigned director and/or officer of ReliaStar Financial Corp., a Delaware corporation, hereby appoints John G. Turner, Robert C. Salipante, Wayne
R. Huneke, James R. Miller and Richard R. Crowl, and each or any one of them, the undersigned's true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned's name, place and stead, to sign and affix the undersigned's name as such director and/or officer of the Company to a Registration Statement or Registration Statements, on Form S-8 or other applicable form, and all amendments, including post-effective amendments, thereto, to be filed by the Company with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock (and rights affixed thereto) or other securities to be issued by the Company in connection with the stock option plan(s) of Lexington Global Asset Managers, Inc. and to file the Registration Statement with the Commission, granting unto the attorneys-in-fact, and each of them, full power and authority to perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

     IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned's hand this 10/th/ day of February, 2000.



                                           /s/ David A. Koch
                                      ------------------------------------------
                                           David A. Koch